Net Loss Per Share	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
Net Loss Per Share	Earnings Per Share

	Year Ended December 31,
	2025 $	2024 $	2023 $
Net income attributable to the shareholders of Teekay - Basic	98,111	133,770	150,641
Reduction in net earnings due to dilutive impact of equity-based awards in Teekay Tankers	(533)	(1,031)	(1,754)
Net income attributable to the shareholders of Teekay - Diluted	97,578	132,739	148,887

Weighted average number of common shares (1)	86,040,867	91,285,538	94,484,659
Dilutive effect of equity-based awards	664,670	1,989,493	2,160,310
Common shares and common share equivalents	86,705,537	93,275,031	96,644,969

Net income per common share
- Basic	1.14	1.47	1.59

- Diluted	1.13	1.42	1.54
(1)     The calculation of the weighted average number of common shares included 0.7 million, 1.0 million, and 0.8 million deferred restricted stock units and related dividend equivalents, which are non-forfeitable equity-based awards, for the years ended December 31, 2025, 2024 and 2023, respectively (note 12).

Equity-based awards that have an anti-dilutive effect on the calculation of diluted income per common share from continuing operations are excluded from diluted income per common share. For the years ended December 31, 2025, 2024 and 2023, 1.6 million, 2.0 million and 2.3 million common shares, respectively, from equity-based awards were excluded from the computation of diluted earnings per common share for these periods, as including them would have had an anti-dilutive impact.